Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports Second Quarter 2025 Results

Singapore – May 6, 2025 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S,” “our,” or the “Company”), today announced financial results of its second fiscal quarter ended March 29, 2025. The Company reported second quarter net revenue of $162.0 million, net loss of $84.5 million, representing EPS of $(1.59) per fully diluted share, and non-GAAP net loss of $27.9 million, representing non-GAAP EPS of $(0.52) per fully diluted share.
On March 31, 2025, the Company disclosed that its Board of Directors had approved a plan related to the intended cessation of its Electronics Assembly ("EA") equipment business. During the second fiscal quarter 2025, pre-tax charges related to this intended cessation, including impairments, were approximately $86.6 million and represented the majority of anticipated expenses.

Quarterly Results - U.S. GAAP
	Fiscal Q2 2025	Change vs. Fiscal Q2 2024	Change vs. Fiscal Q1 2025
Net Revenue	$162.0 million	down 5.9%	down 2.5%
Gross Margin	24.9%	up 1530 bps	down 2750 bps
Loss from Operations	$(84.7) million	up 19.5%	down 197.7%
Operating Margin	(52.3)%	up 880 bps	down 10450 bps
Net Loss	$(84.5) million	up 17.7%	down 203.5%
Net Margin	(52.2)%	up 750 bps	down 10130 bps
EPS – Diluted	$(1.59)	up 13.1%	down 205.3%

Quarterly Results - Non-GAAP
	Fiscal Q2 2025	Change vs. Fiscal Q2 2024	Change vs. Fiscal Q1 2025
Loss from Operations	$(27.4) million	up 45.4%	down 245%
Operating Margin	(16.9)%	up 1230 bps	down 2830 bps
Net Loss	$(27.9) million	up 47.7%	down 237.8%
Net Margin	(17.2)%	up 1370 bps	down 2940 bps
EPS – Diluted	$(0.52)	up 45.3%	down 240.5%
A reconciliation between the GAAP and non-GAAP adjusted results is provided in the financial tables included at the end of this press release. See also the “Use of non-GAAP Financial Results” section of this press release.

Fusen Chen, Kulicke & Soffa’s President and Chief Executive Officer, stated, “We recently experienced more cautious order activity unique to certain Southeast Asia markets. Despite this near-term regional dynamic, we continue to support our global customer base, see positive core-market utilization data and remain well prepared to accelerate growth through Vertical Wire, Power-Semiconductor, Advanced Dispense and Thermo-Compression technology transitions."

Second Quarter Fiscal 2025 Financial Highlights
•Net revenue of $162.0 million.
•Gross margin of 24.9%.
•Net loss of $84.5 million or $(1.59) per share; non-GAAP net loss of $27.9 million or $(0.52) per fully diluted share.
•GAAP cash flow from operations of $79.9 million; Adjusted free cash flow of $78.0 million.
•Cash, cash equivalents, and short-term investments were $581.5 million as of March 29, 2025.
•The Company repurchased a total of 0.5 million shares of common stock at a cost of $21.3 million.

Third Quarter Fiscal 2025 Outlook
K&S currently expects net revenue in the third quarter of fiscal 2025 ending June 28, 2025 to be approximately $145 million +/- $10 million, GAAP diluted EPS to be approximately $(0.09) +/- 10%, and non-GAAP diluted EPS to be approximately $0.05 +/- 10%.
A reconciliation between the GAAP and non-GAAP financial outlook is provided in the financial tables included at the end of this press release.
Earnings Conference Webcast
A webcast to discuss these results will be held on May 7, 2025, beginning at 8:00 am ET. The live webcast link, supplemental earnings presentation, and archived webcast will be available at investor.kns.com. To access the audio-only portion of the live webcast, parties may call +1-877-407-8037, or internationally, +1-201-689-8037.
An audio-only replay of the webcast will also be available approximately one hour after the completion of the live call by calling +1-877-660-6853, or internationally, +1-201-612-7415 and referencing access code 13750874.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP ("GAAP") results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per fully diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration costs, impairment relating to assets acquired through business combinations, long-lived asset impairment relating to business cessation or disposal, impairment relating to equity investments, income tax expense/benefit arising from discrete tax items triggered by acquisition, disposal of business (both via a sale or an abandonment), restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both GAAP metrics as well as these non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure discussed in this press release is contained in the financial tables at the end of this press release.

About Kulicke & Soffa
Kulicke & Soffa is a global leader in semiconductor assembly technology, advancing device performance across automotive, compute, industrial, memory and communications markets. Founded on innovation in 1951, K&S is uniquely positioned to overcome increasingly dynamic process challenges – creating and delivering long-term value by aligning technology with opportunity.
Caution Concerning Results, Forward-Looking Statements and Certain Risks Related to our Business
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our advanced display products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, failures, delays or other problems arising from the negotiations with the applicable works council or trade unions; failures, delays or other problems arising from regulatory or judicial review of the activities concerning the Company's intended cessation of its Electronics Assembly equipment business, the persistent macroeconomic headwinds on our business, actual or potential inflationary pressures, interest rate and risk premium adjustments, falling customer sentiment, or economic recession caused directly or indirectly by geopolitical tensions, our ability to develop, manufacture and gain market acceptance of new products, our ability to operate our business in accordance with our business plan and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended September 28, 2024, filed on November 14, 2024, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Six months ended
	March 29, 2025	March 30, 2024	March 29, 2025	March 30, 2024
Net revenue	$161,986	$172,074	$328,110	$343,263
Cost of sales	121,602	155,603	200,642	246,896
Gross profit	40,384	16,471	127,468	96,367

Operating expenses (income):
Selling, general and administrative	38,037	35,185	74,576	75,231
Research and development	37,220	37,704	75,028	74,514
Impairment charges	39,817	44,472	39,817	44,472
Amortization of intangible assets	1,171	1,325	2,417	2,672
Gain relating to cessation of business	—	—	(75,987)	—
Restructuring	8,806	2,940	9,635	2,940
Total operating expenses	125,051	121,626	125,486	199,829
(Loss)/income from operations	(84,667)	(105,155)	1,982	(103,462)
Other income (expense):
Interest income	5,622	8,848	11,974	18,747
Interest expense	(36)	(18)	(63)	(40)
(Loss)/income before income taxes	(79,081)	(96,325)	13,893	(84,755)
Income tax expense	5,438	6,355	16,770	8,632
Net loss	$(84,519)	$(102,680)	$(2,877)	$(93,387)

Net loss per share:
Basic	$(1.59)	$(1.83)	$(0.05)	$(1.66)
Diluted	$(1.59)	$(1.83)	$(0.05)	$(1.66)

Cash dividends declared per share	$0.205	$0.20	$0.41	$0.40

Weighted average shares outstanding:
Basic	53,311	56,154	53,551	56,402
Diluted	53,311	56,154	53,551	56,402

	Three months ended		Six months ended
Supplemental financial data:	March 29, 2025	March 30, 2024	March 29, 2025	March 30, 2024
Depreciation and amortization	$5,011	$6,967	$10,024	$14,952
Capital expenditures	2,716	3,846	4,827	7,379
Equity-based compensation expense:
Cost of sales	387	363	770	722
Selling, general and administrative	4,920	4,103	8,659	9,783
Research and development	2,186	1,766	4,205	3,584
Total equity-based compensation expense	$7,493	$6,232	$13,634	$14,089

	As of
	March 29, 2025	March 30, 2024
Number of employees	2,677	2,925

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	March 29, 2025	September 28, 2024
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$286,519	$227,147
Short-term investments	295,000	350,000
Accounts and other receivable, net of allowance for doubtful accounts of $65 and $49, respectively	173,934	193,909
Inventories, net	155,655	177,736
Prepaid expenses and other current assets	37,092	46,161
TOTAL CURRENT ASSETS	948,200	994,953

Property, plant and equipment, net	60,118	64,823
Operating right-of-use assets	30,207	35,923
Goodwill	69,522	89,748
Intangible assets, net	6,215	25,239
Deferred tax assets	18,716	17,900
Equity investments	5,484	3,143
Other assets	6,802	8,433
TOTAL ASSETS	$1,145,264	$1,240,162

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	48,396	58,847
Operating lease liabilities	6,702	7,718
Accrued expenses and other current liabilities	96,125	90,802
Income taxes payable	31,807	26,427
TOTAL CURRENT LIABILITIES	183,030	183,794

Deferred tax liabilities	35,215	34,594
Income taxes payable	20,156	31,352
Operating lease liabilities	29,575	33,245
Other liabilities	13,122	13,168
TOTAL LIABILITIES	281,098	296,153

SHAREHOLDERS' EQUITY
Common stock, without par value: Authorized 200,000 shares; issued 85,364 and 85,364, respectively; outstanding 53,032 and 53,854 shares, respectively	605,322	596,703
Treasury stock, at cost, 32,332 and 31,510 shares, respectively	(935,633)	(881,830)
Retained earnings	1,217,808	1,242,558
Accumulated other comprehensive loss	(23,331)	(13,422)
TOTAL SHAREHOLDERS' EQUITY	$864,166	$944,009

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,145,264	$1,240,162

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	March 29, 2025	March 30, 2024	March 29, 2025	March 30, 2024
Net cash provided by / (used in) operating activities	$79,877	$(20,148)	$98,779	$(27,479)
Net cash provided by / (used in) investing activities	(38,415)	3,429	43,624	(57,112)
Net cash used in financing activities	(33,506)	(47,672)	(81,958)	(85,796)
Effect of exchange rate changes on cash and cash equivalents	238	(521)	(1,073)	733
Changes in cash and cash equivalents	8,194	(64,912)	59,372	(169,654)
Cash and cash equivalents, beginning of period	278,325	424,660	227,147	529,402
Cash and cash equivalents, end of period	$286,519	$359,748	$286,519	$359,748

Short-term investments	295,000	275,000	295,000	275,000
Total cash, cash equivalents and short-term investments	$581,519	$634,748	$581,519	$634,748

Reconciliation of U.S. GAAP
to Non-GAAP Income from Operations and Operating Margin
(In thousands, except percentages)
(Unaudited)

	Three months ended
	March 29, 2025	March 30, 2024	December 28, 2024
Net revenue	$161,986	$172,074	166,124
U.S. GAAP (loss)/income from operations	(84,667)	(105,155)	86,649
U.S. GAAP operating margin	(52.3)%	(61.1)%	52.2%

Pre-tax non-GAAP items:
Amortization related to intangible assets	1,171	1,325	1,246
Restructuring	8,806	2,940	829
Equity-based compensation	7,493	6,232	6,141
Impairment charges	39,817	44,472	—
Gain relating to cessation of business	—	—	(75,987)
Non-GAAP (loss)/income from operations	$(27,380)	$(50,186)	$18,878
Non-GAAP operating margin	(16.9)%	(29.2)%	11.4%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and Non-GAAP Net Margin and
U.S. GAAP net income per share to Non-GAAP net income per share
(In thousands, except percentages and per share data)
(Unaudited)

	Three months ended
	March 29, 2025	March 30, 2024	December 28, 2024
Net revenue	$161,986	$172,074	$166,124
U.S. GAAP net (loss)/income	(84,519)	(102,680)	81,642
U.S. GAAP net margin	(52.2)%	(59.7)%	49.1%

Non-GAAP adjustments:
Amortization related to intangible assets	1,171	1,325	1,246
Restructuring	8,806	2,940	829
Equity-based compensation	7,493	6,232	6,141
Impairment charges	39,817	44,472	—
Gain relating to cessation of business	—	—	(75,987)
Net income tax (benefit)/expense on non-GAAP items	(639)	(5,534)	6,349
Total non-GAAP adjustments	$56,648	$49,435	$(61,422)
Non-GAAP net (loss)/income	$(27,871)	$(53,245)	$20,220
Non-GAAP net margin	(17.2)%	(30.9)%	12.2%

U.S. GAAP net (loss)/income per share:
Basic	(1.59)	(1.83)	1.52
Diluted(a)	(1.59)	(1.83)	1.51

Non-GAAP adjustments per share:(b)
Basic	1.07	0.88	(1.14)
Diluted	1.07	0.88	(1.14)

Non-GAAP net (loss)/income per share:
Basic	(0.52)	(0.95)	0.38
Diluted(c)	(0.52)	(0.95)	0.37

Weighted average shares outstanding:
Basic	53,311	56,154	53,791
Diluted	53,311	56,154	54,212
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share include amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation expenses, impairment relating to assets acquired through business combinations, long-lived asset impairment relating to business cessation or disposal, gain relating to disposal or cessation of business, and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating Non-GAAP diluted net loss per share because it would be anti-dilutive.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Three months ended
	March 29, 2025	March 30, 2024	December 28, 2024
U.S. GAAP net cash provided by / (used in) operating activities	$79,877	$(20,148)	$18,902
Purchases of property, plant and equipment	(1,954)	(6,571)	(10,202)
Proceeds from sales of property, plant and equipment	60	—	—

Non-GAAP adjusted free cash flow	77,983	(26,719)	8,700

Reconciliation of U.S. GAAP to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

	Third quarter of fiscal 2025 ending June 28, 2025
	GAAP Outlook	Adjustments	Non-GAAP Outlook
Net revenue	$145 million +/- $10 million	—	$145 million +/- $10 million
Operating expenses	$76.0 million +/- 2%	$8.0 million B,C,D	$68.0 million +/- 2%
Diluted EPS(1)	$(0.09) +/- 10%	$0.14 A, B, C, D, E	$0.05 +/- 10%

Non-GAAP Adjustments
A. Equity-based compensation - Cost of sales			0.4
B. Equity-based compensation - Selling, general and administrative and Research and development			7.2
C. Amortization related to intangible assets			0.3
D. Restructuring expenses			0.5
E. Net income tax effect of the above items			(0.6)
(1) GAAP and non-GAAP diluted EPS based on approximately 52.6 million diluted weighted average shares outstanding.
The tables above reconcile our GAAP to non-GAAP guidance based on the current outlook. The guidance does not incorporate the impact of any potential business combinations, divestitures, restructuring activities, strategic investments and other significant transactions. The timing and impact of such items are dependent on future events that may be uncertain or outside of our control.